                                                            Exhibit 99(b)
                        KEYCORP STUDENT LOAN TRUST 1999-A
                             NOTEHOLDERS' STATEMENT
                pursuant to Section 5.07(b) of Sale and Servicing
   Agreement (capitalized terms used herein are defined in Appendix A thereto)

--------------------------------------------------------------------------------

Distribution Date:  March 29, 2004

(i)     Amount of principal being paid or distributed:
        (a)    Class A-1 Notes:   (1)     $0.00
                                       ----------------
                                  (2) ( $           -  , per $1,000 original principal amount of the Notes)
                                       ----------------
        (b)    Class A-2 Notes:   (1)   $15,050,773.77
                                       ----------------
                                  (2) ( $ 0.0000264    , per $1,000 original principal amount of the Notes)
                                       ----------------

(ii)    Amount of interest being paid or distributed on:
        (a)    Class A-1 Notes:   (1)     $0.00                 1.3100000% (Based on 3-Month LIBOR)
                                       ----------------       -------------
                                  (2) ( $           -  , per $1,000 original principal amount of the Notes)
                                       ----------------
        (b)    Class A-2 Notes:   (1)   $1,228,061.11           1.5000000% (Based on 3-Month LIBOR)
                                       ----------------       -------------
                                  (2) ( $    0.0000022 , per $1,000 original principal amount of the Notes)
                                       ----------------
        (c)    (1)    3 Mo. Libor for the reporting period from the previous Distribution Date was:  1.1400000%
                                                                                                     -----------
               (2)    The Student Loan Rate was:    Not Applicable
                                                    -----------------

(iii)   Amount of Noteholders' Interest Index Carryover being paid or distributed (if any) and amount remaining (if any):
        (a)    Distributed:  (1)      $0.00
                                  ------------------
                             (2) ( $             -  , per $1,000 original principal amount of the Notes)
                                  ------------------
        (b)    Balance:      (1)   $             -
                                  ------------------
                             (2) ( $             -  , per $1,000 original principal amount of the Notes)
                                  ------------------

(iv)    Pool Balance at end of related Collection Period:    $343,433,475.85
                                                             -----------------

(v)     After giving effect to distributions on this Distribution Date:
        (a)    (1)    Outstanding principal amount of Class A-1 Notes:        $0.00
                                                                       ---------------
               (2)    Class A-1 Note Pool Factor:       -
                                                  ----------------
        (b)    (1)    Outstanding principal amount of Class A-2 Notes:  $308,833,475.85
                                                                        ---------------
               (2)    Class A-2 Note Pool Factor:   0.54143316
                                                    -------------

(vi)    (a)    (1)    Amount of Servicing Fee for  related Collection Period:   $368,994.76
                                                                                -------------
               (2)     $ 0.4443579    , per $1,000 original principal amount of the Notes.
                      ----------------
        (b)    Amount of Excess Servicing Fee being distributed and remaining balance (if any):
               (1)    Distributed:     $0.00
                                    ---------------
                                     $         -    , per $1,000 original principal amount of the Notes.
                                    ---------------
               (2)    Balance:         $0.00
                                    ---------------
                                     $         -    , per $1,000 original principal amount of the Notes.
                                    ---------------
        (c)    Amount of Administration Fee for related Collection Period:   $3,000.00
                                                                             -----------
                              $ 0.0036127     , per $1,000 original principal amount of the Notes
                             -----------------
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

(vii)   (a)    Aggregate amount of Realized Losses (if any) for the related Collection Period:     $578.95
                                                                                                --------------
        (b)    Delinquent Contracts                  # Disb.           %                 $ Amount                  %
                                                     -------           -                 --------                  -
               30-60 Days Delinquent                   726           2.41%             $ 9,996,031              3.24%
               61-90 Days Delinquent                   327           1.09%             $ 3,753,818              1.22%
               91-120 Days Delinquent                  191           0.63%             $ 2,512,518              0.81%
               More than 120 Days Delinquent           310           1.03%             $ 5,468,610              1.77%
               Claims Filed Awaiting Payment           176           0.58%             $ 1,323,429              0.43%
                                                  -------------    ----------       ----------------      --------------
                  TOTAL                              1,730           5.75%             $23,054,406              7.46%

(viii)  Amount in the Reserve Account:     $1,297,500.00
                                         -----------------

(ix)    Amount in the Prefunding Account:      $0.00
                                         -----------------

(x)     Amount in the Subsequent Pre-Funding Subaccount at the end of the Subsequent Funding Period to
        be distributed as a payment of principal in respect of Notes:    $0.00
                                                                       ------------

(xi)    Amount in the Other Additional Prefunding Account at the end of the Subsequent Funding Period
        to be distributed as a payment of principal in respect of Notes: $0.00
                                                                       ------------

(xii)   (a)    Cumulative TERI Claims Ration as of Distribution Date     8.90%
                                                                     ------------
        (b)    TERI Trigger Event has not occured.




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